--------------------------------------------------------------------------------
                                      THE
                                 MALAYSIA FUND,
                                      INC.
--------------------------------------------------------------------------------




                              FIRST QUARTER REPORT
                                 MARCH 31, 1999
              MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT INC.
                               INVESTMENT ADVISER




                             THE MALAYSIA FUND, INC.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS

Barton M. Biggs
CHAIRMAN OF THE BOARD
OF DIRECTORS

Michael F. Klein
PRESIDENT AND DIRECTOR

Peter J. Chase
DIRECTOR

John W. Croghan
DIRECTOR

David B. Gill
DIRECTOR

Graham E. Jones
DIRECTOR

John A. Levin
DIRECTOR

William G. Morton, Jr.
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT AND ACTING SECRETARY

Harold J. Schaaff, Jr.
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Joanna M. Haigney
TREASURER

Belinda A. Brady
ASSISTANT TREASURER
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INVESTMENT ADVISER

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------------------------------
MALAYSIAN INVESTMENT ADVISER

Arab-Malaysian Consultant Sdn Bhd
21st-29th Floors, Bangurian Arab-Malaysian
Jalan Raja Chulan, 5200 Kuala Lampur, Malaysia
--------------------------------------------------------------------------------
ADMINISTRATOR

The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------------------------------
CUSTODIAN

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT

Boston Equiserve
Investor Relations Department
P.O. Box 644
Boston, Massachusetts 02102-0644
(800) 730-6001
--------------------------------------------------------------------------------
LEGAL COUNSEL

Sullivan & Cromwell
125 Broad Street
New York, New York 10004
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INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.msdw.com/institutional/investmentmanagement.

LETTER TO SHAREHOLDERS
----------

For the three months ended March 31, 1999, The Malaysia Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 16.23% compared to 22.58% for the Kuala Lumpur Stock Exchange Composite Index expressed in U.S. Dollars (the "Index") and adjusted as described below. For the period since the Fund's commencement of operations on May 4, 1987 through March 31, 1999, the Fund's total return, based on net asset value per share, was -39.98% compared to -16.16% for the Index. On March 31, 1999, the closing price of the Fund's shares on the New York Stock Exchange was $4 1/8, representing a 17.7% premium to the Fund's net asset value per share.

During September 1998, the Fund adjusted its net asset value and the Index in reaction to the imposition of capital controls by the Malaysian government. During February 1999, the performance returns for the Fund's net asset value and the Index were again modified to reflect the relaxation of these capital controls.

Although both the Fund and the Index returns for the first quarter were positive as a result of the changes described above, the Malaysian market performed poorly in local currency terms despite some positive economic developments. Economic news was overwhelmed by the country's capital control regime, which has limited new portfolio inflows since implementation in September 1998. In August 1998, the Malaysian government banned the repatriation of portfolio capital for one year to prevent outflows during the crisis atmosphere prevailing in the Asian markets. Capital outflows across the region turned to inflows in the fourth quarter of 1998 for most regional markets except Malaysia. The government recognized that capital controls and other regulatory changes were preventing the return of foreign portfolio investors to the market. In February 1999, the government partially relaxed the capital controls, replacing the outright ban on the repatriation of foreign portfolio investment with a declining "exit tax" on the repatriation of capital invested in the country before September 1, 1998. This punitive tax started at 30% of the "principal" amount invested as of September 1 on amounts withdrawn before March 31, 1999 before stepping down to 20%, 10% and then no levy on repatriations completed after September 1. At the same time the government implemented a new capital gains tax on capital brought into the country after February 1999. While these announcements represented progress relative to the one-year ban on repatriation, the market remains encumbered by higher taxes and a variety of regulations that inhibit trading by most foreign institutions. The market remains difficult to access by most foreign investors and therefore remains outside several key indexes used to track performance of most fund managers. Until further relaxation of the regulatory and tax regimes occurs, Malaysia will attract less foreign capital than neighboring markets.

The Malaysian economy is currently benefiting from growing exports and a large current account surplus that is restoring international reserves and improving liquidity in the domestic financial system. Interest rates have fallen, due to easing of monetary policy, the current account surplus, slack demand for loans and implementation of the capital controls. The currency has been fixed since September 1, 1998; the appreciation of regional currencies since that time leaves the ringgit fairly competitive relative to its trading partners and competitors. The government has loosened fiscal policy through a combination of tax cuts and infrastructure investments and the government sector should be the main source of growth in 1999. Other sources of growth should include some restocking of inventory. However, private consumption is expected to recover slowly given lower employment levels and private sector investment is expected to lag given relatively low capacity utilization levels. After a 6.8% contraction in GDP in 1998 the consensus economic forecasts call for 0-1% growth in 1999.

The government has initiated a promising program to recapitalize the Malaysian banking system. Like many Asian countries the Malaysian banking system suffers from a large burden of non-performing loans which are expected to peak at over 20% of the total system's loan portfolio. If Malaysian banks were forced to write off these bad debts at once they would have insufficient capital to make new loans and some would have to close. The government has created two new institutions to help recapitalize the banks. Danaharta, the state-owned asset management corporation, is purchasing non-performing loans from the banks at discounts to face value. Through the end of March, Danaharta had purchased approximately 18% of the non-performing loans in the system. Danamodal, the state-owned Bank Restructuring and Recapitalization Corporation, is injecting fresh capital into troubled banks or helping restore capital levels at new banks created through mergers. Recapitalizing banks to allow them to make fresh loans in the future is imperative to restore strong economic growth. Malaysia relies on commercial banks for much of the financial intermediation in the economy. This bank recap plan has received widespread praise and should help speed economic recovery. The ultimate success and costs of the program will depend on the liquidation of Danaharta's bad assets over the next three to five years.

The domestic political environment remains somewhat unsettled. The lengthy trial of Deputy Prime Minister Anwar Ibrahim ended in his conviction on corruption charges and he was given a six year jail sentence. This ef-fectively removes him from the political equation. A political movement known as reformasi and spearheaded by Anwar's wife will probably challenge the ruling UMNO party but is unlikely to unseat the ruling party. However, some political uncertainty remains due to the lack of a clear successor to the long-serving Prime Minister. UMNO must call new elections by May 2000.

The Fund remains invested in a mix of consumer products companies, utilities and banks. Key positions include Telekom Malaysia, the leading telephone operator, Tenaga, the leading electric utility, and Rothmans of Pall Mall. Rothmans and a number of the other consumer companies generate very high returns on capital employed and return excess capital to shareholders via high dividend payout ratios. During the first quarter of 1999, we increased our exposure to the banking sector, largely based on the reforms discussed above.

Sincerely,

/s/ Michael F. Klein

Michael F. Klein
PRESIDENT AND DIRECTOR

April 1999



THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED.




--------------------------------------------------------------------------------
DAILY NET ASSET AND MARKET VALUES, AS WELL AS MONTHLY PORTFOLIO CHARACTERISTICS, CAN NOW BE ACCESSED AT WWW.MSDW.COM/INSTITUTIONAL/INVESTMENTMANAGEMENT.

The Malaysia Fund, Inc.
Investment Summary as of March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


HISTORICAL
INFORMATION                                                            TOTAL RETURN (%)
                                       -------------------------------------------------------------------------------
                                          MARKET VALUE (1)            NET ASSET VALUE (2)              INDEX (3)
                                       -----------------------  ---------------------------  -------------------------
                                                      AVERAGE                      AVERAGE                     AVERAGE
                                       CUMULATIVE     ANNUAL      CUMULATIVE       ANNUAL      CUMULATIVE      ANNUAL
                                       -----------  ----------  --------------  -----------  --------------  ---------
             Fiscal Year to date           3.13%          --         16.23%            --         22.58%           --
             One Year                    -46.21       -46.21%       -41.18         -41.18%       -33.15        -33.15%
             Five Year                   -68.41       -20.58        -74.58         -23.96        -62.66        -17.88
             Ten Year                      2.73+        0.27+       -34.95+         -4.21+       -11.05         -1.16
             Since Inception*            -29.46+       -2.89+       -39.98+         -4.19+       -16.16         -1.47

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION

                                    [GRAPH]


                                                       YEAR ENDED DECEMBER 31,                                         THREE MONTHS
                                                                                                                          ENDED
                                                                                                                        MARCH 31,
                               1989     1990     1991     1992     1993     1994     1995     1996     1997     1998       1999
                              ------   ------   ------   ------   ------   ------   ------   ------   ------   ------  ------------
Net Asset Value Per Share.... $13.77   $12.41   $13.55   $16.28   $27.32   $18.57   $18.58   $19.29   $ 5.04   $ 3.02    $ 3.51
Market Value Per Share ...... $18.75   $11.38   $11.75   $16.25   $28.00   $17.38   $17.00   $17.50   $ 6.56   $ 4.00    $ 4.13
Premium/(Discount)...........  36.2%    -8.3%   -13.3%    -0.2%     2.5%    -6.4%    -8.5%    -9.3%    30.2%    32.5%     17.7%
Income Dividends............. $ 0.11   $ 0.21   $ 0.07      --    $ 0.16   $ 0.02       --       --       --   $ 0.03        --
Capital Gains
  Distributions..............     --       --       --      --    $ 1.13   $ 3.59    $0.84   $ 2.82   $ 0.51       --        --
Fund Total Return (2)........  54.57%   -8.35%    9.80%   20.15%   98.28%+ -18.87%    4.33%   19.93%  -72.89%  -39.70%    16.23%
Index Total Return (3).......  57.86%  -10.07%    9.15%   20.33%   92.78%  -19.74%    3.00%   25.12%  -68.71%  -29.63%    22.58%

(1) Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The Kuala Lumpur Stock Exchange (KLSE) Composite Index expressed in U.S. dollars (the "Index") is a broad based capitalization weighted index of 100 stocks listed on the exchange, including dividends. During September 1998, the Fund adjusted its net asset value and the Index in reaction to the imposition of capital controls by the Malaysian government. During February 1999, the performance returns for the Fund's net asset value and the Index were again modified to reflect the relaxation of these capital controls.
*   The Fund commenced operations on May 4, 1987.
+ This return does not include the effect of the rights issued in connection with the Fund's 1993 rights offering.

The Malaysia Fund, Inc.
Portfolio Summary as of March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIVERSIFICATION OF TOTAL INVESTMENTS

                                    [CHART]

Equity Securities           (84.1%)
Short-Term Investments      (15.9%)

--------------------------------------------------------------------------------
SECTORS

                                    [CHART]

Banking                     (14.1%)
Beverages & Tobacco         (13.4%)
Broadcasting & Publishing    (4.8%)
Energy Sources               (5.1%)
Leisure & Tourism            (6.8%)
Misc. Materials &
Commodities                 (10.4%)
Multi-Industry              (10.5%)
Telecommunications --
Integrated                  (10.8%)
Transportation --
Shipping                     (5.2%)
Utilities --
Electrical & Gas            (10.0%)
Other                        (8.9%)

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS*

                                                      PERCENT OF
                                                      NET ASSETS
                                                      ----------
1.   Telekom Malaysia Bhd                                10.8%
2.   Tenaga Nasional Bhd                                  8.1
3.   Commerce Asset Holding Bhd                           5.9
4.   Malayan Banking Bhd                                  5.8
5.   Rothmans of Pall Mall Bhd                            5.5
6.   Malaysian International Shipping Bhd                 5.2
7.   Petronas Gas Bhd                                     5.1
8.   Genting Bhd                                          4.1
9.   Star Publications (Malaysia)                         3.7
10.  Nestle Bhd                                           3.4
                                                         ----
                                                         57.6%
                                                         ----
                                                         ----

* Excludes short-term investments.

FINANCIAL STATEMENTS
---------
STATEMENT OF NET ASSETS (UNAUDITED)
---------
MARCH 31, 1999

                                                                           VALUE
                                                         SHARES            (000)
--------------------------------------------------------------------------------
MALAYSIAN COMMON STOCKS (101.5%)
(Unless otherwise noted)
--------------------------------------------------------------------------------
AUTOMOBILES (3.6%)
  Oriental Holdings Bhd                                  210,000    U.S.$   331
  Tan Chong Motor Holdings Bhd                         3,697,000            905
                                                                    ------------
                                                                          1,236
                                                                    ------------
--------------------------------------------------------------------------------
BANKING (14.1%)
  Commerce Asset Holding Bhd                           1,954,000          2,026
  Malayan Banking Bhd                                  1,058,000          1,977
  Public Bank Bhd                                      1,469,000            812
                                                                    ------------
                                                                          4,815
                                                                    ------------
--------------------------------------------------------------------------------
BEVERAGES & TOBACCO (13.4%)
  Carlsberg Brewery (Malaysia) Bhd                       415,000          1,087
  Guinness Anchor Bhd                                    967,000            931
  R.J. Reynolds Bhd                                      720,500            656
  Rothmans of Pall Mall Bhd                              320,000          1,895
                                                                    ------------
                                                                          4,569
                                                                    ------------
--------------------------------------------------------------------------------
BROADCASTING & PUBLISHING (4.8%)
  Nanyang Press Bhd                                      496,000            381
  Star Publications (Malaysia)                           934,000          1,254
                                                                    ------------
                                                                          1,635
                                                                    ------------
--------------------------------------------------------------------------------
ENERGY SOURCES (5.1%)
  Petronas Gas Bhd                                       856,000          1,735
                                                                    ------------
--------------------------------------------------------------------------------
FOOD & HOUSEHOLD PRODUCTS (4.5%)
  Nestle Bhd                                             333,000          1,165
  Yeo Hiap Seng (Malaysia) Bhd                           649,000            383
                                                                    ------------
                                                                          1,548
                                                                    ------------
--------------------------------------------------------------------------------
LEISURE & TOURISM (6.8%)
  Genting Bhd                                            624,200          1,396
  Tanjong plc                                            587,000            927
                                                                    ------------
                                                                          2,323
                                                                    ------------
--------------------------------------------------------------------------------
MISC. MATERIALS & COMMODITIES (10.4%)
  Austral Enterprises Bhd                                840,000            787
  Golden Hope Plantations Bhd                          1,017,000            723
  IOI Corporation Bhd                                  1,896,000            938
  Kuala Lumpur Kepong Bhd                                887,000          1,111
                                                                    ------------
                                                                          3,559
                                                                    ------------
--------------------------------------------------------------------------------
MULTI-INDUSTRY (10.5%)
  Amway (Malaysia) Holdings Bhd                          485,000            740
  Hap Seng Consolidated Bhd                            2,079,000          1,094
  Puncak Niaga Holding Bhd                             1,134,000            806
  Sime Darby Bhd                                       1,031,400            939
                                                                    ------------
                                                                          3,579
                                                                    ------------
--------------------------------------------------------------------------------
REAL ESTATE (2.3%)
  Selangor Properties Bhd                              1,351,000    U.S.$   551
  Tan & Tan Development Bhd                              764,000            251
                                                                    ------------
                                                                            802
                                                                    ------------
--------------------------------------------------------------------------------
TELECOMMUNICATIONS -- INTEGRATED(10.8%)
  Telekom Malaysia Bhd                                 1,833,000          3,690
                                                                    ------------
--------------------------------------------------------------------------------
TRANSPORTATION -- SHIPPING(5.2%)
  Malaysian International Shipping Bhd                 1,131,000          1,786
                                                                    ------------
--------------------------------------------------------------------------------
UTILITIES -- ELECTRICAL & GAS(10.0%)
  Tenaga Nasional Bhd                                  1,889,000          2,784
  YTL Power International Bhd                            907,000            649
                                                                    ------------
                                                                          3,433
                                                                    ------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost U.S.$42,631)                                                     34,710
                                                                    ------------
--------------------------------------------------------------------------------
                                                         FACE
                                                        AMOUNT
                                                         (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS(10.3%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT(10.3%)
  Chase Securities, Inc. 4.65%,
    dated 3/31/99, due 4/1/99,
    to be repurchased at
    U.S.$3,535, collateralized by
    U.S.$2,695, United States
    Treasury Bonds, 8.875%, due
    8/15/17, valued at
    U.S.$3,565
  (Cost U.S.$3,535)                                 U.S.$  3,535          3,535
                                                                    ------------
--------------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH
  CUSTODIAN (8.8%)
  Malaysian Ringgit
  (Cost U.S.$3,027)                                 MYR   11,437          3,010
                                                                    ------------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS(120.6%)
  (Cost U.S.$49,193)                                                     41,255
                                                                    ------------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-20.6%)
  Other Assets                                      U.S.$    198
  Liabilities                                             (7,251)        (7,053)
                                                    ------------    ------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
  Applicable to 9,738,015 issued and
    outstanding U.S.$0.01 par value shares
    (20,000,000 shares authorized)                                  U.S.$34,202
                                                                    ------------
                                                                    ------------
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                           U.S.$  3.51
                                                                    ------------
                                                                    ------------


                                       6